SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of earliest event reported: February 17, 1997

                                 NGC CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                       1-11156                   94-3248415
(State or other jurisdiction       (Commission File             (IRS Employer
    of incorporation)                  Number)               Identification No.)

          13430 NORTHWEST FREEWAY, SUITE 1200, HOUSTON, TEXAS           77040
          (Address of principal executive offices)                    (Zip Code)

           Registrant's telephone number, include area code:  (713) 507-6400
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ITEM 5:    OTHER EVENTS

           On February 17, 1997, NGC Corporation ("NGC") entered into an Agreement and Plan of Merger ("Merger Agreement") by and among Destec Energy, Inc. ("Destec"), The Dow Chemical Company, NGC and NGC Acquisition Company II and an Asset Purchase Agreement by and between NGC and The AES Corporation ("AES") concerning a transaction ("Transaction") pursuant to which NGC will simultaneously acquire Destec and sell Destec's international facilities and operations to AES. A copy of the press release regarding the signing of the Merger Agreement and the Transaction is attached hereto as Exhibit 1 and incorporated herein by reference.

ITEM 7:    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)    Financial Statements - None

           (b)    Pro-Forma Financial Statements - None

           (c)    Exhibits

                  99.1  Press Release dated February 18, 1997.
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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NGC CORPORATION

                           By: /s/ KENNETH E. RANDOLPH
                                   Kenneth E. Randolph
                                   Senior Vice President and
                                     General Counsel

Date: February 19, 1997
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                                 EXHIBIT INDEX

EXHIBIT                                               SEQUENTIALLY
NUMBER     DESCRIPTION                                NUMBERED PAGE
-------    -----------                                -------------
 99.1      Press Release dated February 18, 1997           5